Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. First Quarter 2025 Results APRIL 30, 2025

Blackstone |Blackstone Mortgage Trust, Inc. BXMT HIGHLIGHTS Note: The information in this presentation is as of March 31, 2025, and all averages are weighted averages, unless otherwise stated. Opinions expressed reflect the current opinions of BXMT as of the date appearing in the materials only and are based on BXMT’s opinions of the current market environment, which is subject to change. BXMT’s manager is a subsidiary of Blackstone. (1) See Appendix for definition and reconciliation to GAAP net (loss) income. 1 ▪ Q1 GAAP EPS of $(0.00) and Distributable EPS(1) of $0.17; Distributable EPS prior to charge-offs(1) of $0.42 excludes realized loss from loan resolution ▪ Well-structured balance sheet, robust liquidity, and differentiated investment access position BXMT for strong performance in a dynamic market environment Investment Activity Active capital deployment into compelling opportunities Credit Performance Strong momentum in loan repayments and resolutions $0.4B resolutions of impaired loans(c) Balance Sheet Strength Well-structured, match-funded liabilities with substantial liquidity $1.6B quarter-end liquidity 3.4x debt-to-equity ratio(d) +9% avg. levered return over base rates(a)(b) $3.5B YTD originations closed or in closing(a) $1.8B repayments

FIRST QUARTER RESULTS

Earnings	▪ Q1 GAAP basic loss per share of $(0.00), Distributable Earnings[1] per share of $0.17, and Distributable EPS prior to charge-offs[1] of $0.42 ▪ Book value per share of $21.42, incorporates $4.39 per share of CECL reserves ▪ Paid Q1 dividend of $0.47 per share, equating to a 10% annualized dividend yield[e]
Portfolio	▪ $17.8B portfolio[f] of 138 loans; avg. origination LTV of 63%[g] ▪ Originated $1.6B across 14 loans in Q1, with another $2.0B closed or in closing[a] post quarter-end – Attractive credit characteristics with an avg. LTV of 64% and 90% concentrated in multifamily or cross-collateralized industrial and self-storage portfolios ▪ Q1 repayments of $1.8B, including $1.6B of office loans; office exposure has declined by 31% in last 12 months ▪ Launched net lease strategy in Q1, acquiring 27 properties across six transactions leased to essential-use and service retail tenants
Credit	▪ Portfolio is 95% performing,[f] up from 93% in Q4; avg. risk rating of 3.0 ▪ Resolved $0.4B of impaired assets[c] in Q1 above aggregate carrying value; total resolutions of $1.5B since Q3 2024 reduced impaired loan balance by 58% from peak ▪ Resolutions drove $25M net reduction in the asset-specific CECL reserve QoQ, partially offsetting increase in the general reserve; total CECL reserves represent 3.9% of principal balance
Capitalization and Liquidity	▪ Debt-to-equity ratio[d] further reduced to 3.4x in Q1 from 3.5x in Q4, the lowest level in three years ▪ Issued $1.0B reinvesting CRE CLO in Q1, enhancing balance sheet structure and flexibility ▪ Maintained strong liquidity of $1.6B at quarter end ▪ Repurchased $32M of common stock in Q1 at an avg. purchase price of $17.63 per share

(1) See Appendix for definition and reconciliation to GAAP net (loss) income.

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Blackstone |Blackstone Mortgage Trust, Inc. EARNINGS 3 ▪ Q1 Distributable Earnings prior to charge-offs(1) of $0.42 per share; earnings power underpinned by continued resolution momentum and strong investment activity ▪ Book value per share supported by Q1 loan resolutions executed above aggregate carrying values and share repurchases; including dividends, generated positive economic return for shareholders in Q1 Earnings Per Share (1) See Appendix for definition and reconciliation to GAAP net (loss) income. Book Value and Dividends Per Share GAAP EPS $(0.00) $21.87 $21.42 $21.89$0.47 12/31/2024 Book Value 3/31/2025 Book Value Dividends 3/31/2025 Book Value and Dividends $0.17 $0.42 Distributable EPS Distributable EPS prior to charge-offs (1) (1)

Blackstone |Blackstone Mortgage Trust, Inc. LOAN PORTFOLIO OVERVIEW(f) 4 AU, 6% ES, 4% IE, 6% UK, 17% SE, 2% DEU, 1% TX, 6% NY, 14% NV, 2% MA, 2% IL, 3% GA, 2% FL, 8% CA, 9% VA, 2% AZ, 2% CO, 2% WA, 2% Sunbelt 25% Northeast 17% West 10%Midwest 4% Northwest 3% UK 17% Other Europe 16% Australia 6% Canada 2% Multifamily 30% US Office 21%Non-US Office 8% Hospitality 15% Industrial 14% Retail 3% Self-Storage 3% Life Sciences / Studio 2% Other Property 4% HI, 1% 41% International ▪ Well-diversified portfolio of 138 loans, secured by institutional-quality assets across sectors and markets ▪ Office exposure has declined by 31% over the past year; now comprising only 29% of the portfolio Geographic Footprint(h) CAN, 2% Collateral Diversification(i)(j)

Blackstone |Blackstone Mortgage Trust, Inc. PORTFOLIO ACTIVITY 5 ▪ Q1 repayments of $1.8B continue to demonstrate strong liquidity for high-quality collateral assets ▪ Closed $1.6B of new loan originations in Q1, largely backed by multifamily properties and cross-collateralized industrial and self-storage portfolios Q1 2025 Portfolio Activity Q1 2025 Originations Highlights(l) ✓ +9% avg. levered return over base rates(b) ✓ 90% multifamily or cross-collateralized portfolios ✓ 64% avg. origination LTV(g) ✓ +3.4% avg. loan yield ✓ 62% international $1.6B Q1 2025 originations $1.8B Q1 2025 repayments US Office 77% Non-US Office 9% Multifamily 6% Industrial 3% Other Property(k) 5% Industrial 35% Self- Storage 32% Multifamily 23% Retail 3% Hospitality 3% US Office 3% Non-US Office 1% 86% Office

Blackstone |Blackstone Mortgage Trust, Inc. CREDIT 6 ▪ Resolved $0.4B of impaired loans(c) in Q1, bringing total resolutions since Q3 2024 to $1.5B across 13 transactions; Q1 resolutions executed above aggregate carrying value, supporting book value ▪ Portfolio performance improved to 95% performing,(f) benefiting from loan resolutions, new vintage investments and limited credit migration Impaired Loans(f) ($ in billions) Performing Portfolio(f) $2.3 $1.2 $1.0 9/30/2024 12/31/2024 3/31/2025 95% performing 58% decrease

Blackstone |Blackstone Mortgage Trust, Inc. 3.8x 3.5x 3.4x 9/30/2024 12/31/2024 3/31/2025 CAPITALIZATION 7 ▪ Debt-to-equity ratio(d) declined to lowest level in three years, reflecting continued repayment activity and book value support from resolutions; liquidity remained strong at $1.6B ▪ Well-structured balance sheet with no material corporate debt maturing until 2027; issued $1.0B reinvesting CLO in Q1, enhancing capital structure Corporate Debt Maturities(m) ($ in billions) Debt-to-Equity(d) $0.3 $0.6 $0.8 $0.3 $0.3 $0.5 2025 2026 2027 2028 2029 Term Loan B Convertible Notes Senior Secured Notes 0.4x decrease

Blackstone |Blackstone Mortgage Trust, Inc. II. Appendix 8

APPENDIX

Portfolio Details

($ in millions)

	Property Type	Location	Origination Date [n]	Total Commitment [o]	Principal Balance	Net Book Value [p]	Cash Coupon [q]	All-in Yield [q]	Maximum Maturity [r]	Loan per SF/Unit/Key	Origination LTV [s]
1	Mixed-Use	Dublin, IE	8/14/2019	$972	$913	$910	+3.20%	+3.95%	1/29/2027	$267 / sqft	74%
2	Hospitality	Diversified, AU	6/24/2022	827	827	822	+4.75%	+5.07%	6/21/2029	$376 / sqft	59%
3	Mixed-Use	Diversified, Spain	3/22/2018	529	529	529	+3.25%	+3.31%	3/15/2026	n / a	71%
4	Multifamily	New York	7/23/2021	480	475	474	+3.60%	+4.04%	8/9/2027	$637,813 / unit	58%
5	Industrial	Diversified, SE	3/30/2021	475	475	473	+3.20%	+3.41%	5/15/2026	$91 / sqft	76%
6	Self-Storage	Diversified, CAN	2/20/2025	434	434	434	+3.50%	+3.50%	2/9/2030	$151 / sqft	58%
7	Mixed-Use	Austin	6/28/2022	675	421	415	+4.60%	+5.07%	7/9/2029	$349 / sqft	53%
8	Mixed-Use	New York	12/9/2021	385	380	380	+2.76%	+3.00%	12/9/2026	$130 / sqft	50%
9	Hospitality	Diversified, EUR	7/15/2021	315	315	315	+4.25%	+4.76%	7/16/2026	$240,739 / key	53%
10	Multifamily	London, UK	12/23/2021	333	313	308	+4.25%	+4.96%	6/24/2028	$345,959 / unit	59%
11	Office	Chicago	12/11/2018	356	304	305	+1.75%	+1.76%	12/9/2026	$254 / sqft	78%
12	Industrial	Diversified, UK	5/6/2022	295	295	294	+3.50%	+3.79%	5/6/2027	$93 / sqft	53%
13	Office	Washington, DC	9/29/2021	293	288	287	+2.81%	+3.07%	10/9/2026	$375 / sqft	66%
14	Hospitality	New York	11/30/2018	286	286	247	+2.43%	+2.43%	8/9/2025	$306,870 / key	n/m
15	Multifamily	Dallas	9/30/2021	277	277	277	+2.61%	+2.88%	9/30/2026	$146,437 / unit	74%
Loans 16-138				13,319	12,686	12,580					
CECL Reserve						(742)					
Total / Wtd. Avg.				**$20,251**	**$19,218**	**$18,308**	**+3.39%**	**+3.70%**	**2.2 yrs**		**63%**

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Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 10 Consolidated Balance Sheets ($ in thousands, except per share data) March 31, 2025 December 31, 2024 Assets Cash and cash equivalents $668,563 $323,483 Loans receivable 19,049,712 19,047,518 Current expected credit loss reserve (741,541) (733,936) Loans receivable, net $18,308,171 $18,313,582 Real estate owned, net 619,796 588,185 Investments in unconsolidated entities 29,020 4,452 Other assets 331,925 572,253 Total assets $19,957,475 $19,801,955 Liabilities and equity Secured debt, net $10,000,027 $9,696,334 Securitized debt obligations, net 2,559,896 1,936,956 Asset-specific debt, net 492,235 1,224,841 Loan participations sold, net 101,672 100,064 Term loans, net 1,730,565 1,732,073 Senior secured notes, net 779,187 771,035 Convertible notes, net 263,898 263,616 Other liabilities 341,277 282,847 Total Liabilities $16,268,757 $16,007,766 Commitments and contingencies Equity Class A common stock, $0.01 par value $1,716 $1,728 Additional paid-in capital 5,486,596 5,511,053 Accumulated other comprehensive income 8,591 8,268 Accumulated deficit (1,814,935) (1,733,741) Total Blackstone Mortgage Trust, Inc. stockholders’ equity $3,681,968 $3,787,308 Non-controlling interests 6,750 6,881 Total equity $3,688,718 $3,794,189 Total liabilities and equity $19,957,475 $19,801,955

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 11 Consolidated Statements of Operations ($ in thousands, except per share data) nice 2025 2024 Income from loans and other investments Interest and related income $332,057 $486,122 Less: Interest and related expenses 242,233 343,730 Income from loans and other investments, net $89,824 $142,392 Revenue from real estate owned 37,033 — Gain on extinguishment of debt — 2,963 Other income 90 — Total net revenues $126,947 $145,355 Expenses Management and incentive fees $17,235 $18,927 General and administrative expenses 12,664 13,728 Expenses from real estate owned 46,302 — Total expenses $76,201 $32,655 Increase in current expected credit loss reserve (49,505) (234,868) Loss from unconsolidated entities (874) — Income (Loss) before income taxes $367 ($122,168) Income tax provision 718 1,002 Net loss ($351) ($123,170) Net income attributable to non-controlling interests (6) (668) Net loss attributable to Blackstone Mortgage Trust, Inc. ($357) ($123,838) Per share information (basic and diluted) Net loss per share of common stock, basic and diluted ($0.00) ($0.71) Weighted-average shares of common stock outstanding, basic and diluted 172,004,888 174,041,630 Three Months Ended March 31,

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 12 Quarterly Per Share Calculations (in thousands, except per share data) Three Months Ended March 31, 2025 Three Months Ended December 31, 2024 Net (loss) income(s) ($357) $37,190 Charge-offs of CECL reserves (t) (41,824) (294,064) Increase in CECL reserves 49,505 19,055 Depreciation and amortization of real estate owned 16,517 8,193 Non-cash compensation expense 6,965 7,772 Realized hedging and foreign currency loss, net(u) (1,237) (598) Allocable share of adjustments related to unconsolidated entities (v) 94 — Cash (non-cash) income from agency multifamily partnership, net(w ) 24 (718) Contingent liabilities(x ) — 5,653 Adjustments attributable to non-controlling interests, net (94) (102) Other items (3) (11) Distributable Earnings $29,590 ($217,630) Charge-offs of CECL reserves (t) 41,824 294,064 Distributable Earnings prior to charge-offs $71,414 $76,434 Weighted-average shares outstanding, basic(y) 172,005 173,489 Distributable Earnings per share, basic $0.17 ($1.25) Distributable Earnings per share, basic, prior to charge-offs $0.42 $0.44 March 31, 2025 December 31, 2024 Stockholders’ equity $3,681,968 $3,787,308 Shares Class A common stock 171,582 172,792 Deferred stock units 311 412 Total outstanding 171,893 173,204 Book value per share $21.42 $21.87 Three Months Ended March 31, 2025 Three Months Ended December 31, 2024 Net (loss) income(s) ($357) $37,190 Weighted-average shares outstanding, basic 172,005 173,489 Per share amount, basic ($0.00) $0.21 Diluted earnings ($357) $37,190 Weighted-average shares outstanding, diluted 172,005 173,489 Per share amount, diluted ($0.00) $0.21 Distributable Earnings Reconciliation Book Value per Share Earnings per Share

Blackstone |Blackstone Mortgage Trust, Inc. DEFINITIONS 13 Distributable Earnings: Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Distributable Earnings in this presentation. Distributable Earnings is a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Distributable Earnings is a non-GAAP measure, which is defined as GAAP net income (loss), including realized gains and losses not otherwise recognized in current period GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by BXMT’s manager, subject to approval by a majority of its independent directors. Distributable Earnings mirrors the terms of BXMT’s management agreement between BXMT’s Manager and BXMT, for purposes of calculating its incentive fee expense. BXMT’s CECL reserves have been excluded from Distributable Earnings consistent with other unrealized gains (losses) pursuant to its existing policy for reporting Distributable Earnings. BXMT expects to only recognize such potential credit losses in Distributable Earnings if and when such amounts are realized and deemed non-recoverable upon a realization event. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but realization and non-recoverability may also be concluded if, in BXMT’s determination, it is nearly certain that all amounts due will not be collected. The timing of any such credit loss realization in BXMT’s Distributable Earnings may differ materially from the timing of CECL reserves or charge-offs in BXMT’s consolidated financial statements prepared in accordance with GAAP. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the book value of the asset, and is reflective of its economic experience as it relates to the ultimate realization of the loan. BXMT believes that Distributable Earnings provides meaningful information to consider in addition to net income (loss) and cash flow from operating activities determined in accordance with GAAP. BXMT believes Distributable Earnings is a useful financial metric for existing and potential future holders of its class A common stock as historically, over time, Distributable Earnings has been a strong indicator of its dividends per share. As a REIT, BXMT generally must distribute annually at least 90% of its net taxable income, subject to certain adjustments, and therefore BXMT believes its dividends are one of the principal reasons stockholders may invest in BXMT’s class A common stock. Distributable Earnings helps BXMT to evaluate its performance excluding the effects of certain transactions and GAAP adjustments that BXMT believes are not necessarily indicative of BXMT’s current loan portfolio and operations and is a performance metric BXMT considers when declaring its dividends. Furthermore, BXMT believes it is useful to present Distributable Earnings prior to charge-offs of CECL reserves to reflect BXMT’s direct operating results and help existing and potential future holders of BXMT’s class A common stock assess the performance of BXMT’s business excluding such charge-offs. BXMT utilizes Distributable Earnings prior to charge-offs of CECL reserves as an additional performance metric to consider when declaring BXMT’s dividends. Distributable Earnings mirrors the terms of BXMT’s Management Agreement for purposes of calculating BXMT’s incentive fee expense. Therefore, Distributable Earnings prior to charge-offs of CECL reserves is calculated net of the incentive fee expense that would have been recognized if such charge-offs had not occurred. Distributable Earnings and Distributable Earnings prior to charge-offs of CECL reserves are non-GAAP measures. BXMT defines Distributable Earnings as GAAP net income (loss), including realized gains and losses not otherwise recognized in current period GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by BXMT’s Manager, subject to approval by a majority of BXMT’s independent directors. Distributable Earnings mirrors the terms of BXMT’s management agreement between its Manager and BXMT, or BXMT’s Management Agreement, for purposes of calculating BXMT’s incentive fee expense. Therefore, Distributable Earnings prior to charge-offs of CECL reserves is calculated net of the incentive fee expense that would have been recognized if such charge-offs had not occurred. Net Loan Exposure: Represents the principal balance of loans that are included in BXMT’s consolidated financial statements, net of (i) asset-specific debt, (ii) participations sold, (iii) cost-recovery proceeds, and (iv) CECL reserves on its loans receivable.

Blackstone |Blackstone Mortgage Trust, Inc. ENDNOTES 14 a. Transactions not yet closed are subject to conditions, and there can be no assurance such transactions will be completed on their contemplated terms, or at all. b. For illustrative purposes only. Actual results over the life of each investment could differ materially from the results presented. Based on completed or expected asset-level financing, as applicable. Represents BXMT’s expectations of implied levered spreads over applicable base rate, based on all-in loan yield and all-in cost of maximum asset-level borrowings; excludes corporate-level debt as well as management fees and expenses. c. Based on Net Loan Exposure as of December 31, 2024. d. Represents debt-to-equity ratio, which is the ratio of (i) total outstanding secured debt, asset-specific debt, term loans, senior secured notes, and convertible notes, in each case excluding unamortized deferred financing costs and discounts, less cash, to (ii) total equity. e. Dividend yield based on share price of $18.96 as of April 29, 2025. f. Based on Net Loan Exposure. Refer to Definitions. g. Reflects weighted average loan-to-value (“LTV”) as of the date investments were originated or acquired by BXMT, excluding any loans that are impaired and any junior participations sold. h. States and countries comprising less than 1% of total loan portfolio are excluded. i. Assets with multiple components are proportioned into the relevant collateral types and geographies based on their relative value. j. Excludes one U.S. dollar-denominated loan (0.3% of portfolio) that is located in Bermuda and allocated to “Other International”. k. Includes retail, life sciences, and other property. l. Excludes upsizes on existing loans. m. Excludes 1.0% per annum of scheduled amortization payments under the Term Loan B. n. Date loan was originated or acquired by BXMT. Origination dates are subsequently updated to reflect material loan modifications. o. Total commitment reflects outstanding principal balance as well as any related unfunded loan commitment. p. Net book value represents outstanding principal balance, net of purchase and sale discounts or premiums, exit fees, deferred origination expenses, and cost-recovery proceeds. q. The weighted-average cash coupon and all-in yield are expressed as a spread over the relevant floating benchmark rates. Excludes loans accounted for under the cost-recovery and nonaccrual methods, if any. r. Maximum maturity assumes all extension options are exercised; however, our loans may be repaid prior to such date. Excludes loans accounted for under the cost-recovery and nonaccrual methods, if any. s. Represents net (loss) income attributable to Blackstone Mortgage Trust, Inc. t. Represents realized losses related to loan principal amounts deemed non-recoverable during the applicable period. u. Represents realized gains (losses) on the repatriation of unhedged foreign currency. These amounts were not included in GAAP net loss, but rather as a component of other comprehensive income in BXMT’s consolidated financial statements. v. Allocable share of adjustments related to unconsolidated entities reflects BXMT’s share of (i) non-cash items such as depreciation and amortization, (ii) unrealized gains and losses recorded by such unconsolidated entities, if any, and (iii) related adjustments for realized gains, if any. w. Represents (i) the non-cash income recognized under GAAP related to BXMT’s Agency Multifamily Lending Partnership, in which BXMT receive a portion of origination, servicing, and other fees for loans BXMT refer to MTRCC for origination, offset by the related loss-sharing obligation accruals and (ii) the cash received related to such income previously recognized under GAAP. x. Represents a contingent liability related to a sale of a loan. y. The weighted-average shares outstanding, basic, exclude shares issuable from a potential conversion of BXMT’s convertible notes. Consistent with the treatment of other unrealized adjustments to Distributable Earnings, these potentially issuable shares are excluded until a conversion occurs.

Blackstone |Blackstone Mortgage Trust, Inc. FORWARD-LOOKING STATEMENTS & IMPORTANT DISCLOSURE INFORMATION 15 References herein to “Blackstone Mortgage Trust,” “Company,” “we,” “us,” or “our” refer to Blackstone Mortgage Trust, Inc. and its subsidiaries unless the context specifically requires otherwise. Opinions expressed reflect the current opinions of BXMT as of the date appearing in this document only and are based on the BXMT's opinions of the current market environment, which is subject to change. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results. This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect BXMT’s current views with respect to, among other things, its operations and financial performance, its business plans and the impact of the current macroeconomic environment, including interest rate changes. You can identify these forward-looking statements by the use of words such as “outlook,” “objective,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission (“SEC”) which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXMT assumes no obligation to update or supplement forward‐looking statements that become untrue because of subsequent events or circumstances.